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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-107754), Form S-4 (No. 333-67278) and Form S-8 (No. 333-87920) of LIN Television Corporation and LIN TV Corp. of our report dated February 24, 2003 relating to the financial statements of LIN TV Corp., which appears in this Form 10-K.


                                        /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 12, 2004